FCF P1 09/24

FRANKLIN CUSTODIAN FUNDS

SUPPLEMENT DATED SEPTEMBER 5, 2024

TO THE PROSPECTUS,

DATED FEBRUARY 1, 2024, OF

FRANKLIN UTILITIES FUND (THE “FUND”)

Effective September 30, 2024, the following replaces the 3rd and 4th paragraph of the section entitled “Fund Details – Management” of the Fund’s Prospectus:

John Kohli, CFA  Senior Vice President of Advisers
Mr. Kohli has been a portfolio manager of the Fund since 1998. He joined Franklin Templeton in 1992.

Blair Schmicker, CFA  Vice President of Advisers

Mr. Schmicker has been a portfolio manager of the Fund since 2009, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2007.

As co-lead portfolio managers, Messrs. Kohli and Schmicker are jointly and primarily responsible for the day-to- day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please retain this supplement for future reference.